Exhibit 10.2

Amendment

to

Securities Purchase Agreement

This Amendment To Securities Purchase Agreement (this “Amendment”) is entered into as of December 16, 2020, by and between Medicine Man Technologies, Inc., a Nevada corporation (the “Company”), and Dye Capital Cann Holdings II, LLC, a Delaware limited liability company (the “Buyer”). Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Buyer previously entered into that certain Securities Purchase Agreement, dated as of November 16, 2020 (the “Purchase Agreement”); and

WHEREAS, the Company and the Buyer wish to amend the Purchase Agreement pursuant to this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Amendment to the Purchase Agreement. The Purchase Agreement is hereby amended to replace all references to “Buyers” therein to “Buyer” mutatis mutandis.

2.       Amendment to Recital B of the Purchase Agreement. Recital B of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“B.      The Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, an aggregate of up to 13,000 shares (such shares issued at each Closing (as defined below) hereunder are referred to herein as the “Shares”) of the Company’s Series A preferred stock, par value $0.001 per share (the “Preferred Stock”), having the rights, preferences and privileges set forth in the Certificate of Designation, the form of which is attached hereto as Exhibit A (the “Certificate of Designation”), including the conversion of such Preferred Stock into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). Such purchase and sale of Preferred Stock shall take place in one or more closings (each applicable closing, the “Closing”), subject to the terms and conditions of this Agreement, provided that no Closing shall take place after January 8, 2021 without the mutual written agreement of the Buyer and the Company.”

3.       Amendment to Section 1(a) of the Purchase Agreement. Section 1(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a)      Purchase of Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below at each Closing, the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company at the Closing the number of Shares determined upon mutual written agreement of the Buyer and the Company (up to an aggregate of 13,000 Shares).”

1

4.       Amendment to Section 2(d) of the Purchase Agreement. Section 2(d) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(d)      Information. The Buyer and its advisors, if any, have been furnished with a copy of the Company’s Confidential Private Placement Memorandum, dated November 6, 2020 (the “Confidential PPM”). The Buyer understands that, among other matters, the terms of the offering of the Securities, the Company’s business, finances and operations, and the terms of the Proposed Transaction have had material changes and developments since the date of the Confidential PPM and that the Buyer, including as a result of Justin Dye’s status as the chief executive officer of the Company and the managing member of the Buyer, the Buyer is aware of certain changes and developments and has had access to certain materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities and the Proposed Transaction, including changes or developments since the date of the Confidential PPM related thereto, that have been requested by the Buyer and to the satisfaction of the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and receive answers from the Company concerning the terms and conditions of the offering of the Securities, the merits and risks of investing in the Securities and the business, finances and operations of the Company to the satisfaction of the Buyer. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its advisors, if any, or its representatives shall modify, amend or affect the Buyer’s right to rely on the Company’s representations and warranties contained herein. The Buyer understands that its investment in the Securities involves a high degree of risk, including the risks outlined in the Confidential PPM. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.”

5.       Amendment to Section 2(g) of the Purchase Agreement. Section 2(g) of the Purchase Agreement is hereby amended by deleting the following sentences:

“The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in a form mutually acceptable to the Company and each Buyer (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no (x) instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 2(g) and (y) instructions that are contradictory therewith, in each case, will be given by the Company to its transfer agent in connection with this Agreement, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law.”

6.       Amendment to Section 3(b) of the Purchase Agreement. Section 3(b) of the Purchase Agreement is hereby amended by deleting the phrase “Proposed Transaction” and replacing it with the phrase “transactions contemplated by this Agreement”.

2

7.       Amendment to Section 3(p) of the Purchase Agreement. Section 3(p) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(p)       Equity Capitalization. As of December 15, 2020, the authorized capital stock of the Company consists of (i) 250,000,000 shares of Common Stock, of which as of the date hereof, 41,933,086 are issued and outstanding, 18,500,00 shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and 13,487,500 shares are reserved for issuance pursuant to securities (other than the aforementioned options) exercisable or exchangeable for, or convertible into, Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share, none of which are designated and issued and outstanding. 257,732 shares of Common Stock are held in treasury. All of such outstanding shares are duly authorized, validly issued and are fully paid and nonassessable. 9,458,440 shares of the Company’s issued and outstanding Common Stock on the date hereof are as of the date hereof owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act) of the Company or any of its Subsidiaries. (i) Except as disclosed in Schedule 3(p), none of the Company’s or any Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company or any Subsidiary; (ii) except as disclosed in Schedule 3(p), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries, is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) except as disclosed in Schedule 3(p), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries, or by which the Company or any of its Subsidiaries, is or may become bound; (iv) except as disclosed in Schedule 3(p), there are no financing statements securing obligations in any amounts filed in connection with the Company or any of its Subsidiaries; (v) except as disclosed in Schedule 3(p), there are no agreements or arrangements (other than as set forth herein) under which the Company or any of its Subsidiaries, is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule 3(p), there are no outstanding securities or instruments of the Company or any of its Subsidiaries, which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) except as disclosed in Schedule 3(p), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; (viii) except as disclosed in Schedule 3(p), neither the Company nor any Subsidiary, if any, has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither the Company nor any of its Subsidiaries have any material non-public information, including any material liabilities or obligations, that are required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents. True, correct and complete copies of the Company’s articles of incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto have heretofore been filed as part of the SEC Documents. Except as set forth in Schedule 3(p), each stock option granted by the Company was granted (x) in accordance with the terms of the applicable stock option plan of the Company and (y) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the Company’s Knowledge, no stock option granted under the Company’s stock option plan has been backdated. To the Company’s Knowledge, the Company has not granted, and there is no and has been no policy or practice of the Company to grant, stock options prior to, or otherwise coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.”

3

8.       Amendment to Section 3(r) of the Purchase Agreement. Section 3(r) of the Purchase Agreement is hereby amended by replacing the second sentence therein with the following:

““Proposed Transaction” means the acquisition by the Company or one or more wholly-owned Subsidiaries of the Company of substantially all the assets of the Star Buds Group stores identified as (i) Pecos (Lucky Ticket), (ii) Longmont (LM MJC), (iii) Commerce City (Comm. City), (iv) Pueblo-Thatcher (Pueblo), (v) Niwot (Niwot), and (vi) Pueblo-West (Alameda).”

9.       Amendment to Section 4(d) of the Purchase Agreement. Section 4(d) of the Purchase Agreement is hereby amended by deleting the phrase “in the manner described in Exhibit D” and replacing it with the phrase “to consummate the Proposed Transaction, pay costs and expenses incurred in connection therewith and thereafter for the acquisition of additional assets of the Star Buds Group and to pay costs and expenses incurred in connection therewith.”

10.       Amendment to Section 5(a) of the Purchase Agreement. Section 5(a) of the Purchase Agreement is hereby amended by deleting clause (v).

11.       Amendment to Section 6(a) of the Purchase Agreement. Section 6(a) of the Purchase Agreement is hereby amended by:

(a) deleting the words “the Chief Executive Officer” in clause (iv) and replacing them with the words “an officer”; and

(b) deleting clause (ix).

12.       Amendment to Section 7 of the Purchase Agreement. Section 7 of the Purchase Agreement is hereby amended by deleting the phrase “In the event that the Closing shall not have occurred on or before November 30, 2020” and replacing it with the phrase “In the event that no Closing has occurred on or before December 31, 2020.”

13.       Representations and Warranties of the Company. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Amendment, including the Purchase Agreement as amended by this Amendment. The execution and delivery of this Amendment and the consummation by the Company of the transactions contemplated hereby (including the Purchase Agreement as amended by this Amendment), including, without limitation, the issuance of the Shares have been duly authorized by the Company’s Board of Directors and no further filing, consent or authorization is required by the Company, its Board of Directors or its stockholders. This Amendment has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies

14.       Miscellaneous.

(a)       This Amendment shall be automatically effective upon the execution and delivery hereof by the Company and the Buyer.

(b)       All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4

(d)       This Amendment may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Either or both parties may execute this Amendment by facsimile signature or scanned signature in PDF format, and any such facsimile signature or scanned signature, if identified, legible and complete, shall be deemed an original signature and each of the parties is hereby authorized to rely thereon.

(e)       In the event one or more of the provisions of this Amendment should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. In the event of any inconsistencies between this Amendment and the Purchase Agreement, the terms of this Amendment shall govern. Except as set forth above, the Purchase Agreement shall remain in full force and effect in accordance with its terms. References in the Purchase Agreement to “this Agreement” shall mean the Purchase Agreement as amended by this Amendment, except where the context otherwise requires.

(f)       The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

[Signature Pages Follow]

5

In Witness Whereof, the parties hereto have executed this Amendment as of the date set forth in the first paragraph above.

COMPANY:

Medicine Man Technologies, Inc.

By: /s/ Nancy Huber
Name: Nancy Huber
Title: Chief Financial Officer

[Amendment to Securities Purchase Agreement]

6

In Witness Whereof, the parties hereto have executed this Amendment as of the date set forth in the first paragraph above.

BUYER:

Dye Capital Cann Holdings II, LLC

By: Dye Capital & Company, LLC,
its Managing Member

By: Justin Dye
Name: Justin Dye
Title: Authorized Person

[Amendment to Securities Purchase Agreement]

7